UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025

FRIEDMAN INDUSTRIES, INCORPORATED
(Exact name of registrant as specified in its charter)

Texas	1-07521	74-1504405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1121 Judson Road Suite 124, Longview, Texas 75601
(Address of principal executive offices, including zip code)

(903) 758-3431
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	FRD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Friedman Industries, Incorporated (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2025 (the “Original Report”). As previously disclosed in the Original Report, on August 29, 2025, the Company completed the acquisition of certain real estate, operations, equipment, inventory and certain other assets located in certain designated facilities in Miami, Tampa, and Orlando, Florida from Century Metals & Supplies, Inc. (“Century”), CEME Holdings LLC, Palm Lakes Investment LLC, and Jemi Investments, LLC.

The Company is filing this Amendment solely to supplement Item 9.01 of the Original Report to present the required financial statements and pro forma financial information not later than 71 days from the date on which the Original Report was required to be filed, as permitted under Items 9.01(a)(3) and 9.01(b)(2). Except for the filing of such financial statements and pro forma financial information, this Amendment does not otherwise modify or update the Original Report, and this Amendment should be read in conjunction with the Original Report.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

The audited financial statements of Century as of and for the years ended December 31, 2024 and 2023, and the related notes thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited interim financial statements of Century as of and for the six months ended June 30, 2025 and 2024, and the related notes thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, which includes the pro forma condensed combined balance sheet as of June 30, 2025, the unaudited pro forma condensed combined statements of operation for the three months ended June 30, 2025 and the pro forma condensed combined statements of operation for the Company’s year ended March 31, 2025 and Century’s year ended December 31, 2024, are filed herewith and attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

23.1	Consent of Rehmann
99.1	Audited financial statements of Century for the years ended December 31, 2024 and 2023
99.2	Unaudited interim financial statements of Century for the six-month periods ended June 30, 2025 and 2024
99.3	Unaudited pro forma condensed combined financial information of the Company for the required pro forma periods
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2025

FRIEDMAN INDUSTRIES, INCORPORATED

By:	/s/ Alex LaRue
Alex LaRue
Chief Financial Officer - Secretary and Treasurer